                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE




In re:                                                                         Case No.:       399-02649 THROUGH 399-02680
                                                                                               -----------------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------------------
                                                                               Judge:          PAINE
                                                                                               -----------------------------------

                                                                               Chapter 11

Debtor(s)

                     MONTHLY OPERATING REPORT FOR PERIOD ENDING             January 30, 2000
                                                                            -----------------

                     COMES NOW,     SERVICE MERCHANDISE COMPANY, INC.
                                    ----------------------------------

Debtor-In-Possession, and hereby submits its Final Monthly Operating Report for the period commencing January 3, 2000
                      ---------------
and ending January 30, 2000 as shown by the report and exhibits consisting of 7  pages and
           ----------------                                                   --
containing the following as indicated:

                            Monthly Reporting Questionnaire (Attachment 1)

                      [X]   Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                            Summary of Accounts Receivable (Form OPR-3)

                      [X]   Schedule of Postpetition Liabilities (Form OPR-4)
                            Only the secured liability (postpetition) schedule was filed with the preliminary report.

                      [X]   Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


         Date: 3/6/00                       DEBTOR - IN - POSSESSION
              ---------

                                            By:                              /s/ Tom Garrett
                                                                             ------------------------------------------

                                            Name and Title:                  TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                                                             ------------------------------------------

                                            Address:                         7100 SERVICE MERCHANDISE DRIVE
                                                                             ------------------------------------------
                                                                             BRENTWOOD, TENNESSEE 37027
                                                                             ------------------------------------------

                                            Telephone No:                    660-3477
                                                                             ------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                               January 30,       January 2,
                                                                  2000              2000
                                                              -----------       -----------
ASSETS
Current Assets:
    Cash and cash equivalents                             (a) $    28,695       $    61,591
    Accounts receivable                                            11,113            13,171
    Inventories                                                   675,440           642,997
    Prepaid expenses and other assets                              26,080            29,135
                                                              -----------       -----------
    TOTAL CURRENT ASSETS                                          741,328           746,894
                                                              -----------       -----------
PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                 351,000           353,078
    Capitalized leases, net of accumulated amortization            14,673            14,636
                                                              -----------       -----------
                 TOTAL PROPERTY AND EQUIPMENT                     365,673           367,714
                                                              -----------       -----------
    Other assets and deferred charges                              45,389            47,336
                                                              -----------       -----------
    TOTAL ASSETS                                              $ 1,152,390       $ 1,161,944
                                                              ===========       ===========
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                (b) $    81,313       $    42,977
    Accounts payable                                               71,070            67,318
    Accrued expenses                                              166,390           181,898
    State & local sales tax                               (c)       9,743            28,737
    Current maturities of long-term debt                            1,000             1,000
    Current maturities capitalized leases                              86                86
                                                              -----------       -----------
    TOTAL CURRENT LIABILITIES                                     329,601           322,016

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                               January 30,       January 2,
                                                                  2000              2000
                                                              -----------       -----------
Long-Term Liabilities:
    Long-term debt                                                 98,250            98,500
    Capitalized lease obligations                                   2,482             2,514
Liabilities Subject To Compromise:
    Accrued restructuring costs                                    46,035            46,691
    Capitalized lease obligations                                  27,687            29,150
    Long-term debt                                                428,869           429,507
    Accounts payable                                              190,839           189,877
    Accrued expenses                                               60,560            60,750
                                                              -----------       -----------
    Total Liabilities Subject To Compromise                       753,991           755,975

    TOTAL LIABILITIES                                           1,184,323         1,179,005
                                                              -----------       -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                   50,006            50,006
    Additional paid-in-capital                                      6,424             6,424
    Deferred compensation                                            (688)             (708)
    Accumulated other comprehensive loss                               --                --
    Retained (deficit) earnings                                   (87,674)          (72,783)
                                                              -----------       -----------
             TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                 (31,932)          (17,061)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY      $ 1,152,390       $ 1,161,944
                                                              ===========       ===========

Notes:
(a) Cash and cash equivalents decreased primarily due to collection of in transit cash and pending electronic funds transfer for the New Year's holiday.

(b)  Notes payable to banks decreased due to revolver payments.

(c)  State and local sales tax decreased due to cash payments.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 1999 THROUGH JANUARY 30, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  01/30/2000
FORM OPR-4

                                                 Total             Current
                                                -------            -------
Trade Accounts Payable (Merchandise)            $71,070            $71,070


                                                 Total             Current
                                                -------            -------
Expense & other payables                        $166,390           $166,390

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                    Date         Date                Total              0-30
                TAXES PAYABLE                     Incurred        Due                 Due               Days
                                                  ---------------------------------------------------------------
Federal income tax                             **  Various       Various            $ 7,552,588      $  7,552,588

State income tax                                   Various       Various                 (3,253)           (3,253)
                                                                             -------------------------------------
                                      SUBTOTAL                                        7,549,335         7,549,335
                                                                             -------------------------------------

Sales/use tax                         SUBTOTAL     Various       Various              9,743,335         9,743,335
                                                                             -------------------------------------

Personal property tax                           *  Various       Various              1,555,395         1,555,395

Real estate taxes                               *  Various       Various              8,537,231         8,537,231

Inventory taxes                                 *  Various       Various                      0                 0

Gross receipts/bus. licenses                    *  Various       Various                 69,872            69,872

Franchise taxes                                 *  Various       Various                548,350           548,350
                                                                             -------------------------------------
                                      SUBTOTAL                                       10,710,848        10,710,848
                                                                             -------------------------------------


                                                                             -------------------------------------
TOTAL TAXES PAYABLE                                                                $ 28,003,518      $ 28,003,518
                                                                             =====================================

*   liability included in accrued expenses on OPR-2
**  tax reserve

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                         ACTIVITY
                                                                                      JANUARY 3, 2000
                                                                                          THROUGH
                                                                                     JANUARY 30, 2000
                                                                                     ----------------
Net Sales                                                                                $ 76,551

Costs of merchandise sold and buying and occupancy expense                                 60,373
                                                                                         --------
Gross margin after cost of merchandise sold and buying and occupancy expenses              16,178

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                23,627
     Net Advertising                                                                        1,226
     Banking and Other Fees                                                                 1,276
     Real Estate and Other Taxes                                                            1,733
     Supplies                                                                                 832
     Communication and Equipment                                                              407
     Travel                                                                                   256
     UCC and Other Services                                                          (a)   (3,745)
     Legal and Professional                                                                   364
     Sales and Shipping                                                                        84
     Insurance                                                                                251
     Miscellaneous                                                                             63
     Credit Card Services                                                                     (70)
                                                                                         --------
Total Selling, General and Administrative Expenses                                         26,303


Other expense/(income), net                                                                (2,425)

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

Restructuring charge                                                                          (73)

Depreciation and amortization                                                               3,070
                                                                                         --------
Earnings (loss) before interest, reorganization items, and income tax                     (10,697)

Interest expense - debt                                                                     2,926
Interest expense - capitalized leases                                                         311
                                                                                         --------
Earnings (loss) before reorganization items, and income tax                               (13,934)

Reorganization Items:
     Legal and Professional                                                                   808
     Miscellaneous fees                                                                       133
     Close Store Charges                                                                       23
                                                                                         --------
     Total Reorganization Items                                                               963

Earnings (loss) before income tax                                                         (14,897)
     Income tax benefit                                                                        --
     Cumulative Effect of Change in Accounting Principles                                      --
                                                                                         --------
Net earnings (loss)                                                                      $(14,897)
                                                                                         ========

Note:

(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.